Reconciliations of Non-GAAP Financial Measures

March 31, 2019

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
Net (loss) income attributable to common stockholders	$(77,704)	$59,910
Add:
Depreciation and amortization of real estate assets	44,949	48,005
Depreciation and amortization of real estate assets related to noncontrolling interests	(40)	(40)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,316	4,552
Net loss on sales of real estate	1,520	472
Impairment of real estate	103,134	532
FFO attributable to common stockholders	$77,175	$113,431
CCP merger and transition costs	106	966
Provision for (recovery of) doubtful accounts and loan losses, net	1,207	(864)
Other normalizing items (1)	6,934	(1,908)
Normalized FFO attributable to common stockholders	$85,422	$111,625
FFO attributable to common stockholders	$77,175	$113,431
Merger and acquisition costs (2)	6	330
Stock-based compensation expense	2,775	1,135
Straight-line rental income adjustments	(5,468)	(11,563)
Amortization of above and below market lease intangibles, net	4,304	(684)
Non-cash interest income adjustments	(562)	(570)
Non-cash interest expense	2,561	2,481
Provision for doubtful straight-line rental income, loan losses and other reserves	1,207	2,181
Other non-cash adjustments related to unconsolidated joint venture	1,115	233
Other non-cash adjustments	52	15
AFFO attributable to common stockholders	$83,165	$106,989
CCP transition costs	102	632
Recovery of doubtful cash income	—	(968)
Other normalizing items (1)	1,030	(1,908)
Normalized AFFO attributable to common stockholders	$84,297	$104,745
Amounts per diluted common share attributable to common stockholders:
Net (loss) income	$(0.44)	$0.34
FFO	$0.43	$0.64
Normalized FFO	$0.48	$0.63
AFFO	$0.46	$0.60
Normalized AFFO	$0.47	$0.58
Weighted average number of common shares outstanding, diluted:
Net (loss) income	178,385,984	178,516,388
FFO and Normalized FFO	178,936,854	178,516,388
AFFO and Normalized AFFO	179,709,444	179,266,983

(1)
Other normalizing items for FFO and AFFO include un-reimbursed triple-net operating expenses. In addition, other normalizing items for FFO for the three months ended March 31, 2019 includes $5.9 million of write-offs related to above/below market rent intangibles. The three months ended March 31, 2018 also includes a contingency fee of $2.0 million earned during the period related to a legacy CCP investment.

(2)	Merger and acquisition costs primarily relate to the CCP merger.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, Pro Forma Annualized Adjusted EBITDA,
and Pro Forma Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	March 31, 2019	December 31, 2018
Net income attributable to Sabra Health Care REIT, Inc.	$138,908	$279,082
Interest	147,605	147,106
Income tax expense	3,113	3,011
Depreciation and amortization	188,324	191,379
EBITDA	$477,950	$620,578

Loss from unconsolidated joint venture	7,260	5,431
Distributions from unconsolidated joint venture	11,947	8,910
Stock-based compensation expense	9,288	7,648
Merger and acquisition costs	312	636
CCP transition costs	932	1,461
Provision for doubtful straight-line rental income, loan losses and other reserves	37,576	33,281
Impairment of real estate	104,015	1,413
Loss on extinguishment of debt	2,917	2,917
Other loss	4,089	239
Net gain on sales of real estate	(127,150)	(128,198)
Adjusted EBITDA (1)	$529,136	$554,316

Annualizing adjustments (2)	5,519	(354)
Annualized Adjusted EBITDA (3)	$534,655	$553,962

Pro Forma adjustments for:
Post-quarter dispositions and re-leasing (4)	(26,361)	—
Pro Forma Annualized Adjusted EBITDA (5)	$508,294	$553,962

Adjustment for:
Distributions from unconsolidated joint venture	(11,947)	(8,910)
EBITDA from unconsolidated joint venture (6)	36,526	35,960
Pro Forma Annualized Adjusted EBITDA, as adjusted (7)	$532,873	$581,012

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)
Assumes that (i) the April 1, 2019 lease termination payment received from Holiday, (ii) the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio and (iii) the pending transition of seven of the remaining 10 facilities currently operated by Senior Care Centers were completed at the beginning of the period presented.

(5) Pro Forma Annualized Adjusted EBITDA is calculated as Annualized Adjusted EBITDA adjusted to give effect to acquisitions, dispositions and other transactions completed after the period presented as though such acquisitions, dispositions and other transactions occurred at the beginning of the period.
(6) Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.

(7)	Pro Forma Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of (Loss) Income
Supplemental Information
(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash rental income	$111,004	$132,008
Straight-line rental income	5,468	11,563
Above/below market lease amortization	(4,304)	684
Recoveries	4,219	—
Rental and related revenues	$116,387	$144,255

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(56,728)	$9,626	$2,644	$(1,383)	$10,887	$9,845	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	29,601	8,803	2,377	—	11,180	4,156	—	12	44,949
Interest	687	454	—	—	454	—	—	35,177	36,318
General and administrative	—	—	—	—	—	—	—	8,178	8,178
Merger and acquisition costs	—	—	—	—	—	—	—	6	6
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	99,353	3,781	—	—	3,781	—	—	—	103,134
Other income	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	1,520	—	—	—	—	—	—	—	1,520
Loss from unconsolidated JV	—	—	—	1,383	1,383	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,829	9,829	—	—	—	9,829

Net Operating Income	$74,433	$22,664	$5,021	$9,829	$37,514	$14,001	$3,325	$—	$129,273

Non-cash revenue and expense adjustments	978	(716)	—	—	(716)	(1,393)	(562)	—	(1,693)

Cash Net Operating Income	$75,411	$21,948	$5,021	$9,829	$36,798	$12,608	$2,763	$—	$127,580

Annualizing adjustments	238,628	31,722	42,518	29,487	103,727	36,561	8,135	—	387,051

Annualized Cash Net Operating Income (1)	$314,039	$53,670	$47,539	$39,316	$140,525	$49,169	$10,898	$—	$514,631

Annualized Cash Net Operating Income not included in same store	(242,018)	(32,730)	(42,518)	(29,487)	(104,735)	(36,886)

Same store Cash Net Operating Income	$72,021	$20,940	$5,021	$9,829	$35,790	$12,283

(1)
Annualized Cash Net Operating Income assumes that (i) the April 1, 2019 sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio, (ii) the pending transition and sale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (iii) the transition of 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented.

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$33,892	$12,435	$2,776	$(1,805)	$13,406	$9,533	$3,844	$(80,058)	$(19,383)
Adjustments:
Depreciation and amortization	32,440	8,889	2,371	—	11,260	4,156	—	222	48,078
Interest	1,656	458	—	—	458	—	—	35,112	37,226
General and administrative	—	—	—	—	—	—	—	11,298	11,298
Merger and acquisition costs	—	—	—	—	—	—	—	43	43
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	29,626	29,626
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(324)	(324)
Net loss on sales of real estate	12,581	1,614	52	—	1,666	—	—	—	14,247
Loss from unconsolidated JV	—	—	—	1,805	1,805	—	—	—	1,805
Income tax expense	—	—	—	—	—	—	—	1,164	1,164
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,918	9,918	—	—	—	9,918

Net Operating Income	$80,569	$23,396	$5,199	$9,918	$38,513	$13,689	$3,844	$—	$136,615

Non-cash revenue adjustments	(3,196)	(1,521)	—	—	(1,521)	(1,512)	(578)	—	(6,807)
Foreign exchange rate adjustment	—	—	(16)	—	(16)	—	—	—	(16)

Cash Net Operating Income	$77,373	$21,875	$5,183	$9,918	$36,976	$12,177	$3,266	$—	$129,792

Cash Net Operating Income not included in same store	(3,964)	(462)	(27)	—	(489)	—

Same store Cash Net Operating Income	$73,409	$21,413	$5,156	$9,918	$36,487	$12,177

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$57,540	$15,391	$2,073	$(1,725)	$15,739	$9,455	$3,932	$(51,438)	$35,228
Adjustments:
Depreciation and amortization	32,609	8,739	2,719	—	11,458	4,180	—	221	48,468
Interest	2,105	462	—	—	462	—	—	34,738	37,305
General and administrative	—	—	—	—	—	—	—	8,022	8,022
Merger and acquisition costs	—	—	—	—	—	—	—	151	151
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	8,910	8,910
Other income	—	—	—	—	—	—	—	(1,336)	(1,336)
Net gain on sales of real estate	(2)	(12)	—	—	(12)	—	—	—	(14)
Loss from unconsolidated JV	—	—	—	1,725	1,725	—	—	—	1,725
Income tax expense	—	—	—	—	—	—	—	732	732
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,747	8,747	—	—	—	8,747

Net Operating Income	$92,252	$24,580	$4,792	$8,747	$38,119	$13,635	$3,932	$—	$147,938

Non-cash revenue adjustments	(719)	(2,839)	—	—	(2,839)	(1,535)	(547)	—	(5,640)
Foreign exchange rate adjustment	—	—	(36)	—	(36)	—	—	—	(36)

Cash Net Operating Income	$91,533	$21,741	$4,756	$8,747	$35,244	$12,100	$3,385	$—	$142,262

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$196,515	$33,787	$2,582	$(2,347)	$34,022	$9,460	$4,553	$(43,761)	$200,789
Adjustments:
Depreciation and amortization	31,369	8,438	2,649	—	11,087	4,150	—	222	46,828
Interest	2,063	469	—	—	469	—	—	34,225	36,757
General and administrative	—	—	—	—	—	—	—	9,271	9,271
Merger and acquisition costs	—	—	—	—	—	—	—	112	112
Recovery of doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	(674)	(674)
Impairment of real estate	881	—	—	—	—	—	—	—	881
Net gain on sales of real estate	(125,002)	(17,901)	—	—	(17,901)	—	—	—	(142,903)
Loss from unconsolidated JV	—	—	—	2,347	2,347	—	—	—	2,347
Income tax expense	—	—	—	—	—	—	—	605	605
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,727	8,727	—	—	—	8,727

Net Operating Income	$105,826	$24,793	$5,231	$8,727	$38,751	$13,610	$4,553	$—	$162,740

Non-cash revenue adjustments	(8,387)	(2,875)	—	—	(2,875)	(1,610)	(605)	—	(13,477)
Foreign exchange rate adjustment	—	—	(71)	—	(71)	—	—	—	(71)

Cash Net Operating Income	$97,439	$21,918	$5,160	$8,727	$35,805	$12,000	$3,948	$—	$149,192

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$72,309	$14,225	$2,396	$446	$17,067	$9,445	$4,338	$(40,678)	$62,481
Adjustments:
Depreciation and amortization	31,973	8,693	2,973	—	11,666	4,144	—	222	48,005
Interest	1,987	475	—	—	475	—	—	33,356	35,818
General and administrative	—	—	—	—	—	—	—	7,867	7,867
Merger and acquisition costs	—	—	—	—	—	—	—	330	330
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,213	1,213
Impairment of real estate	—	532	—	—	532	—	—	—	532
Other income	—	—	—	—	—	—	—	(2,820)	(2,820)
Net loss on sales of real estate	472	—	—	—	—	—	—	—	472
Income from unconsolidated JV	—	—	—	(446)	(446)	—	—	—	(446)
Income tax expense	—	—	—	—	—	—	—	510	510
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,371	9,371	—	—	—	9,371

Net Operating Income	$106,741	$23,925	$5,369	$9,371	$38,665	$13,589	$4,338	$—	$163,333

Non-cash revenue adjustments	(7,738)	(2,752)	—	—	(2,752)	(1,757)	(570)	—	(12,817)
Foreign exchange rate adjustment	—	—	(133)	—	(133)	—	—	—	(133)

Cash Net Operating Income	$99,003	$21,173	$5,236	$9,371	$35,780	$11,832	$3,768	$—	$150,383

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Three Months Ended March 31, 2019
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$13,819	$(49,815)	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	18,125	26,812	—	12	44,949
Interest	527	614	—	35,177	36,318
General and administrative	—	—	—	8,178	8,178
Merger and acquisition costs	—	—	—	6	6
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	1,207	1,207
Impairment of real estate	12,702	90,432	—	—	103,134
Other income	—	—	—	(171)	(171)
Net loss on sales of real estate	135	1,385	—	—	1,520
Loss from unconsolidated JV	1,383	—	—	—	1,383
Income tax expense	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	9,829	—	—	—	9,829

Net Operating Income	$56,520	$69,428	$3,325	$—	$129,273

Non-cash revenue and expense adjustments	(2,140)	1,009	(562)	—	(1,693)

Cash Net Operating Income	$54,380	$70,437	$2,763	$—	$127,580

Annualizing adjustments	156,877	222,039	8,135	—	387,051

Annualized Cash Net Operating Income (1)	$211,257	$292,476	$10,898	$—	$514,631

(1)
Annualized Cash Net Operating Income assumes that (i) the April 1, 2019 sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio, (ii) the pending transition and sale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (iii) the transition of 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Three Months Ended March 31, 2019
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Signature Behavioral	Cadia Healthcare	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$374	$8,448	$7,360	$5,033	$5,952	$396	$4,966	$3,556	$2,614	$3,454	$(74,824)	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	966	3,069	2,803	3,664	2,413	2,561	3,796	728	1,194	1,782	21,961	12	44,949
Interest	—	—	—	—	—	—	—	743	—	—	398	35,177	36,318
General and administrative	—	—	—	—	—	—	—	—	—	—	—	8,178	8,178
Merger and acquisition costs	—	—	—	—	—	—	—	—	—	—	—	6	6
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	103,134	—	103,134
Other income	—	—	—	—	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	—	—	—	1,211	—	—	—	—	—	—	309	—	1,520
Loss from unconsolidated JV	1,383	—	—	—	—	—	—	—	—	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	9,829	—	—	—	—	—	—	—	—	—	—	—	9,829

Net Operating Income	$12,552	$11,517	$10,163	$9,908	$8,365	$2,957	$8,762	$5,027	$3,808	$5,236	$50,978	$—	$129,273

Non-cash revenue and expense adjustments	—	(1,219)	(993)	(789)	(422)	(21)	—	1,023	2	(1,388)	2,114	—	(1,693)

Cash Net Operating Income	$12,552	$10,298	$9,170	$9,119	$7,943	$2,936	$8,762	$6,050	$3,810	$3,848	$53,092	$—	$127,580

Annualizing adjustments	37,657	30,893	27,511	27,373	23,830	26,517	18,693	18,151	12,882	11,644	151,900	—	387,051

Annualized Cash Net Operating Income (1)	$50,209	$41,191	$36,681	$36,492	$31,773	$29,453	$27,455	$24,201	$16,692	$15,492	$204,992	$—	$514,631

(1)
Annualized Cash Net Operating Income assumes that (i) the April 1, 2019 sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio, (ii) the pending transition and sale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (iii) the transition of 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and our share of non-cash adjustments related to our unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

12